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                             SUBSCRIPTION AGREEMENT

                               IN CONNECTION WITH

                      FORTUNE NATURAL RESOURCES CORPORATION





                                   Offering of
                               up to $3.5 Million
                             in Principal Amount of
                    Subordinated Convertible Promissory Notes



                                 Placement Agent



                          J. ROBBINS SECURITIES, L.L.C.
                           1345 AVENUE OF THE AMERICAS
                                   22ND FLOOR
                            NEW YORK, NEW YORK 10105




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                             SUBSCRIPTION AGREEMENT
                              AND INVESTMENT LETTER

October 14, 1997


To the Board of Directors
Fortune Natural Resources Corporation
One Commerce Green
515 West Greens Road
Suite 720
Houston, Texas 77067

Re:     Subscription to Purchase Notes of
        Fortune Natural Resources Corporation

Gentlemen:

This will acknowledge that the undersigned hereby agrees to irrevocably purchase from Fortune Natural Resources Corporation (the "Company" or " Fortune"), a corporation organized under the laws of the State of Delaware, a convertible subordinated note (the "Note") in the principal amount of $__________ . The Note to be purchased by the undersigned is part of a private placement of securities (the "Offering") by the Company of up to $3.5 million in aggregate principal amount of Notes. The Offering is being made only to "accredited investors" as defined herein on a $1.25 million aggregate principal amount minimum or none to a $3.5 million aggregate principal amount maximum best efforts basis through October 31, 1997. Based thereon, if $1.25 million in aggregate principal amount of Notes is not sold and paid for on or prior to October 31, 1997 (unless extended as provided below), the Offering will terminate and all funds collected from subscribers will be promptly returned to them without interest thereon or deduction therefrom. The Notes will be issued only in registered form in denominations of $10,000 or integral multiples thereof and in such principal amounts as shall be determined by the Company.

All funds collected from subscribers pending consummation or termination of the Offering as set forth herein will be held in the escrow account described below. The Company is required to obtain the permission of its primary lender, Credit Lyonnais New York Branch (the "Bank"), in order to effect this Offering. Accordingly, no funds will be released from the escrow account to the Company unless the Bank's written permission is obtained or the Company determines to repay the Bank in full with the proceeds of this Offering. As of September 30, 1997, the Company owed the Bank $865,000.

If all of the Notes are sold, the Company will receive aggregate gross proceeds of $3.5 million less the expenses of this Offering which management estimates will approximate $485,000, including the fee and expense allowance payable to J. Robbins Securities, LLC (the "Placement Agent") described below. The Placement Agent, a member of the National Association of Securities Dealers, Inc. (the "NASD"), is acting as the placement agent for the Company in placing this Offering. The Offering will terminate on the sooner to occur of the sale of all of the Notes or October 31, 1997, unless extended through December 1, 1997 by the mutual consent of the Company and the Placement Agent.

THE UNDERSIGNED UNDERSTANDS THAT THE INFORMATION PROVIDED TO HIM WITH RESPECT TO THE COMPANY HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE PLACEMENT AGENT. ACCORDINGLY, THERE IS NO REPRESENTATION BY THE PLACEMENT AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION.

The Placement Agent will receive a fee equal to 10% and a non-accountable expense allowance equal to 3% of the aggregate principal amount of the Notes sold. It will also be granted, for nominal consideration, the right, exercisable over a five year period commencing on the last closing date of the Offering, to purchase a number of shares of the Common Stock equal to 10% of the aggregate gross proceeds of the Offering proceeds received by the Company, divided by 3.6. The exercise price, subject to adjustment, will be $3.60 per share.

Barry W. Blank, who currently owns 279,200 shares of the Company's common stock and warrants to purchase an additional 432,113 shares, is a registered representative employed by the Placement Agent as the manager of its Phoenix, Arizona branch office. Mr. Blank is participating in marketing the Offering. Neither the Company nor the Placement Agent has obtained any independent opinion relating to the fairness of the terms of this Offering or the compensation to be paid to the Placement Agent for the services it will render in connection herewith.

Barry Feiner, a director of Fortune, is acting as counsel to the Placement Agent with respect to this Offering. Mr. Feiner has also represented Mr. Blank for approximately ten years. Because of the possibility that allegations of conflict of interest could be raised in this situation, Mr. Feiner has recused himself from voting on all Fortune board of director matters associated with this Offering.

PAYMENT FOR THE UNITS SHALL BE MADE BY CHECK PAYABLE TO "FORTUNE ESCROW ACCOUNT" and delivered to the Placement Agent, together with an executed copy of this Subscription Agreement and Investment Letter and the Purchaser Questionnaire appended hereto as EXHIBIT A. Payment may be made by wire transfer pursuant to instructions available on request from the Placement Agent.

The Notes will mature on December 31, 2007. They will bear annual interest at the rate of 12%, payable quarterly, commencing January 1, 1998. The interest will be computed on the basis of a 360 day year of twelve 30-day months. The Notes will be subordinated to "Senior Debt" as defined therein. As of September 30, 1997, Senior Debt aggregated $1,893,000. The Notes will not be personally guaranteed and there will be no sinking fund, trustee or indenture with respect thereto.

Each Note will be convertible, unless previously redeemed, into the Company's common stock, par value $0.01, (the "Common Stock") after April 30, 1999, at a price equal to the lower of (i) the higher of $3.00 per share or the average of the daily "Closing Price" of the Common Stock, as defined in the Note, for the 20 consecutive trading days prior to the first closing date of the Offering, or
(ii) 110% above the average daily Closing Price of the Common Stock for the 60 calendar day period immediately preceding May 1, 1999. Each Note holder will also have, on one occasion only, an "Alternate Conversion Right," as defined in the Note, in the event that the Company should issue shares below the conversion price prior to May 1, 1999. The conversion rate will be subject to adjustment in accordance with appropriate anti-dilution provisions. Notes called for redemption will be convertible to the close of business on the day before the date fixed for redemption. Note holders will forfeit the accrued interest for the then-current period on Notes surrendered for conversion. No cash or fractional shares will be issued on conversion.

The Notes will be non-redeemable prior to May 1, 1999. Thereafter they will be redeemable in whole or part on 30 days notice at the option of the Company commencing at 110% of par, plus accrued interest, and declining at the rate of
 .056% per month to par on November 1, 2000, plus accrued interest.

For a complete description of the terms of the Notes, reference is made to the form of Note attached hereto as EXHIBIT B.

The holders of a majority of the shares of Common Stock into which the Notes may be converted (the "Underlying Shares") shall have the right, on one occasion only commencing on January 1, 1999 and terminating one year after the date on which all of the Notes have been repaid and/or converted, to demand that the Company register the Underlying Shares with the Securities and Exchange Commission (the "Commission") and use its best efforts to have such registration statement declared effective. The Company will also grant the Note purchasers certain "piggy back" registration rights with respect to the Underlying Shares. Anything to the contrary not withstanding, the Company shall not be required to register any Underlying Shares which, in the reasonable opinion of the Company's counsel, may be sold pursuant to the exemption from registration provided by Section (k) of Rule 144.

The undersigned acknowledges that the Note he is purchasing, as well as any Underlying Shares into which the Note may be converted, have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Securities Act as well as such state laws. Based upon the representations and agreements being made by him herein, the Note is being sold to him pursuant to an exemption from such registration provided by Section 4 (2) of the Securities Act and applicable state securities law qualification exemptions. The undersigned further acknowledges that the basis for these exemptions may not be available if, notwithstanding such representations, he intends merely acquiring these securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned

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

represents and warrants that he does not have any such intention. The undersigned agrees that the documentation representing the Note to be received by him, as well as the certificates representing any Underlying Shares, will bear a legend indicating that transfer of these securities is restricted by reason of the fact that they have not been so registered or qualified.

The undersigned represents that he is acquiring the Note, and will acquire the Underlying Shares if he should convert the Note, solely for his own account as principal and not as a nominee or agent, for investment purposes only and not with a view to resale or other distribution or fractionalization thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such securities for any particular event or circumstance, except selling, transferring or disposing of them upon full compliance with all applicable provisions of the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), the Rules and Regulations promulgated by the Commission thereunder, and any applicable state securities laws. The undersigned further understands and agrees that (i) the securities may be sold only if they are subsequently registered under the Securities Act and qualified under any applicable state securities laws or, in the opinion of the Company's counsel, an exemption from such registration and qualification is available; (ii) any routine sales of securities made in reliance upon Rule 144 can be made only in the amounts set forth in and pursuant to the other terms and conditions, including applicable holding periods, of that Rule; and (iii) the Company is under no obligation to assist him in complying with any exemption from registration under the Securities Act, or, except as otherwise set forth herein, to register the Note or Underlying Shares on his behalf.

The undersigned represents and warrants that he has received (i) a copy of the Form of the Note appended hereto as EXHIBIT B; (ii) a copy of the Company's Form 10-K for the fiscal year ended December 31, 1996 appended hereto as EXHIBIT C;
(iii) a copy of the Company's Form 8-K dated March 24, 1997 appended hereto as EXHIBIT D; (iv) a copy of the Company's Form 8-K dated April 7 1997 appended hereto as EXHIBIT E; (v) a copy of the Company's Form 8-K dated April 18 1997 appended hereto as EXHIBIT F; (vi) a copy of the Company's Form 10-Q for the quarter ended March 31, 1997 appended hereto as EXHIBIT G; (vii) a copy of the Company's Form 8-K dated June 16, 1997 appended hereto as EXHIBIT H; (viii) a copy of the Company's Form 10-Q for the quarter ended June 30, 1997 appended hereto as EXHIBIT I; (ix) a Description of Risk Factors relating to the Company and this Offering appended hereto as EXHIBIT J; (x) a Schedule of the Use of Proceeds of this Offering appended hereto as EXHIBIT K; and (xi) a Description of the Company appended hereto as EXHIBIT L, (all of the foregoing documents and the Subscription Agreement collectively are hereinafter referred to as the "Information Documents") and that he has read and understood all of these documents.

The undersigned also represents and warrants that he (i) has reviewed such other documents and obtained such other information from the Company as he deems necessary in order for him to make an informed investment decision; (ii) has had access

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

to all relevant documents, instruments, books, and other records of or pertaining to the Company and has had the opportunity to ask questions of and receive answers from management and other representatives of the Company; and
(iii) is fully aware of the current business prospects, financial condition, and operating history as set forth herein and in the Information Documents relating to the Company. Except as may be provided in this Subscription Agreement and Investment Letter and in the Information Documents, he warrants that no representations, statements or inducements were made to him to purchase the Note.

The undersigned understands that this Subscription agreement and Investment Letter and the other Information Documents contain forward-looking statements within the meaning of Section 27A of the Securities Act. Forward-looking statements include statements regarding: future oil and gas production and prices, future exploration and development spending, future drilling and operating plans, reserve and production potential of the Company's properties and prospects and the Company's business strategy. They are based largely on the Company's current expectations and are subject to a number of risks and uncertainties. Accordingly, actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, without limitation, the risk factors set forth in the Description of Risk Factors appended hereto as EXHIBIT J.

THE UNDERSIGNED UNDERSTANDS THAT, BECAUSE OF THE SIGNIFICANT RISK FACTORS SET FORTH HEREIN OR IN THE OTHER INFORMATION DOCUMENTS, IF THE OFFERING IS CONSUMMATED, HE COULD LOSE HIS ENTIRE INVESTMENT.

The undersigned also understands the following:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND/OR THE INFORMATION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION

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OR  REGULATORY  AUTHORITY.   FURTHERMORE  THE  FOREGOING  AUTHORITIES  HAVE  NOT
CONFIRMED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FLORIDA RESIDENTS ARE ADVISED THAT THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE STATE OF FLORIDA. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PURSUANT TO SECTION 517.061 (11) (A) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, THE SALE OF SHARES TO A FLORIDA RESIDENT SHALL BE VOIDABLE BY THE PURCHASER EITHER (I) WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT, OR (II) WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT
PRIVILEGE  HAS BEEN  COMMUNICATED  TO THE  PURCHASER,  WHICHEVER  OCCURS  FIRST,
PROVIDED, HOWEVER, THAT THERE ARE MORE THAN FIVE FLORIDA PURCHASERS. TO ACCOMPLISH SUCH WITHDRAWAL, A FLORIDA RESIDENT NEED ONLY SEND A LETTER OR A TELEGRAM TO THE COMPANY AT 515 WEST GREENS ROAD, SUITE 720, HOUSTON, TEXAS 77067 INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM MUST BE SENT AND POSTMARKED PRIOR TO THE END OF THE APPLICABLE PERIOD NOTED ABOVE. IF A LETTER IS SENT, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO INSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME AND DATE OF MAILING. IF A FLORIDA RESIDENT MAKES THIS REQUEST ORALLY, HE OR SHE SHOULD ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED.

THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND THE INFORMATION DOCUMENTS HAVE NOT BEEN FILED WITH OR REVIEWED BY THE NEW JERSEY BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY PRIOR TO ITS ISSUANCE AND USE. NEITHER THE ATTORNEY GENERAL NOR THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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

THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER AND THE INFORMATION DOCUMENTS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO THEIR ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE UNDERSIGNED MAY NOT CONSTRUE THE INFORMATION DOCUMENTS OR ANY COMMUNICATIONS IN CONNECTION THEREWITH AS LEGAL, TAX OR FINANCIAL ADVICE AND, ACCORDINGLY, MUST CONSULT HIS OWN LEGAL, ACCOUNTING AND/OR FINANCIAL ADVISERS WITH RESPECT TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

NOTES SHOULD NOT BE PURCHASED BY ANY INVESTORS SEEKING TAX ADVANTAGES. THIS INVESTMENT IS NOT A TAX SHELTER SINCE IT DOES NOT PROVIDE DEDUCTIONS WHICH WOULD BE AVAILABLE TO REDUCE INCOME FROM OTHER SOURCES. ACCORDINGLY, A DECISION TO PURCHASE THE NOTES SHOULD BE BASED SOLELY ON THE UNDERSIGNED'S EVALUATION OF THE ECONOMIC CONSIDERATIONS OF THE TRANSACTION.

In connection with the subscription being made hereby the undersigned also warrants and represents that:

       (a) He has not received any general solicitation or advertising regarding the Offering or been furnished with any oral representation or oral information in connection with the Offering which is not set forth herein or in the Information Documents;

       (b) He has sufficient knowledge and experience of financial and business matters so that he is able to evaluate the merits and risks of purchasing the Note and has determined that the Note is a suitable investment for him;

       (c) He has the means to provide for his personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his investment;

       (d) He has carefully read and reviewed this Subscription Agreement and Investment Letter, the form of Note, and the other Information Documents, and has asked such questions of the Company's management and received from them such information as he deems necessary in order for him to make an informed decision with respect to the purchase of the Note;

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       (e) He  understands  the meaning of the 12th and 13th  paragraphs of this
Subscription Agreement and Investment Letter and that the Company will prohibit the transfer of the undersigned's Note and Underlying Shares absent full compliance with the Securities Act, the Exchange Act and all applicable state securities laws;

       (f) He has had substantial experience in previous private and public purchases of speculative securities and is not relying on the Company, the Placement Agent and/or any of their respective affiliates or attorneys with respect to economic or other considerations involved in this investment; and

       (g) He has reviewed carefully the definition of "accredited investor" as set forth below and is an "accredited investor" within that definition. The particular subparagraph or subparagraphs by which the undersigned qualifies as such is (are) filled in by him below.

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

                        DEFINITION OF ACCREDITED INVESTOR

The undersigned represents that he is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act as follows (CHECK APPLICABLE BOXES):

| | (a) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000; any private business development company as defined in Section 202 (a) (22) of the Investment Advisers Act of 1940; any organization described in
                  Section 501 (c) (3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or any trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506 (b) (2) (ii) of Regulation D

| | (b) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

| | (c) Any natural person who had an individual income in excess of $200,000 or, with that person's spouse a joint income in excess of $300,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000, or $300,000 with that person's spouse, in the current year; or

| |              (d)  Any  entity  in  which  all  of  the  equity  owners  are accredited investors under any of the paragraphs above.

In connection with the foregoing representations the undersigned has appended hereto as EXHIBIT A, a Purchaser Questionnaire which he has completed and executed. He represents and warrants that the information set forth therein as well as all other information which he is furnishing to the Company with respect to his financial condition and business experience is accurate and complete as of the date hereof and he covenants that, in the event a material change should occur in such information, he will immediately provide the Company with such revised or corrected information.

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

All notices, requests, demands and other communications under this Subscription Agreement shall be in writing and shall be deemed to have been given only when delivered in person or, if mailed, when mailed by certified or registered mail prepaid, to the parties at their respective addresses set forth herein, or at such other address as my be given in writing in future by either party to the other.

The undersigned acknowledges and agrees that:

         (a) He has full power and authority to enter into this Agreement which, upon his execution, will constitute a valid and legally binding obligation by him;

         (b)  The  Company  may,  in  its  sole   discretion   (i)  reject  this
Subscription Agreement in whole or in part; and (ii) accept subscription agreements other than in the order received;

         (c) If for any reason this Offering does not close or the undersigned's subscription is not accepted by the Company, the undersigned shall have no claims against the Company, the Placement Agent, or their respective officers, directors, employees or affiliates and shall have no interest in the Notes, Underlying Shares or the Company;

         (d) Neither he nor any affiliate of his is an officer, director, employee or affiliate of any member of the NASD;

         (e) He shall indemnify and hold harmless the Company, the Placement Agent and their respective officers, directors, employees, affiliates and attorneys against any loss, liability, claim, damage or expense, (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by him herein or in any other document provided by him to any of the foregoing in connection with this transaction;

         (f)  The  representations,   warranties  and  agreements  made  by  the
undersigned set forth herein shall survive the closing of the Offering;

         (g) Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought;

         (h) The laws of the State of Texas shall govern the interpretation and enforcement of this Subscription Agreement. In the event of a dispute, the undersigned agrees that any law suit brought to enforce or interpret the provisions hereof shall be brought in state or federal courts, as appropriate, in Harris County, Texas, and the undersigned agrees to submit to the personal jurisdiction of such court;

         (i) This Subscription Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument; and

         (j) This Subscription Agreement constitutes the entire agreement of the parties hereto, and supersedes all prior understandings with respect to the subject matter hereof.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS SUBSCRIPTION AGREEMENT CONSISTS OF PAGES AND INCLUDES EXHIBITS A THROUGH L.

A.     SUBSCRIPTION;


Principal amount of Notes $_________________


B.     MANNER IN WHICH TITLE IS TO BE HELD  (Please check One):



1.    | |  Individual                     7.    | |   Trust/Estate/Pension or
                                                      Profit Sharing Plan, and
                                                      date Opened:______________

2.    | |  Joint Tenants with Right of    8.    | |   As a Custodian for________
                    Survivorship                      __________________________
                                                      UGMA __________(State)

3.    | |  Community Property

4.    | |  Tenants in Common               9.   | |   Married with
                                                      Separate Property

5.    | |  Corporation/Partnership        10.   | |   Keogh

6.    | |  IRA                            11.   | |   Tenants by the Entirety

12.     Other  _________________________________________________________________

C.     TITLE:

PLEASE  GIVE THE EXACT AND  COMPLETE  NAME IN WHICH TITLE TO THE NOTES ARE TO BE
HELD:





IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ________ day of ________________, 1997.



Signature:  ____________________       Signature:  _____________________



Name: __________________________       Name:  __________________________


Title (if applicable): _________________________________________________

Street Address:  _______________________________________________________

City:  ______________________    State:  ___________    ZIP:  __________

Telephone:  (___) _____________________

Social Security or Federal Tax ID Number:  _____________________________

                      ***DO NOT WRITE BELOW DOTTED LINE***
--------------------------------------------------------------------------------

ACCEPTED ON BEHALF OF THE COMPANY:

FORTUNE NATURAL RESOURCES CORPORATION

BY:  ________________________________        No. of Notes:  ____________
     Name:  Tyrone J. Fairbanks              Aggregate Principal
     Title: President and Chief              Amount of Note:  __________
            Executive Officer